UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     September 28, 2006 (September 28, 2006)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On September 28, 2006, Brown-Forman Corporation issued a press release stating that the company and Bacardi-Martini Ltd have agreed to renew their cost sharing distribution agreement in the United Kingdom through the year 2012. A copy of the press release is incorporated herein, furnished herewith and attached hereto as Exhibit 99.1.

This report contains statements that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, words such as "will," "would," "should" and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections.


Item 9.01.  Financial Statements and Exhibits

 (a)      Not applicable.
 (b)      Not applicable.
 (c)      Exhibits.
          99.1     Press Release, dated September 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   September 28, 2006                 By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President and Assistant
                                                 Corporate Secretary




Exhibit Index

99.1  Press Release, dated September 28, 2006, issued by Brown-Forman
      Corporation.

                                                                   Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN-FORMAN AND BACARDI RENEW DISTRIBUTION ARRANGEMENT IN THE UNITED KINGDOM

Louisville, KY, September 28, 2006 - Brown-Forman Corporation announced today that the company and Bacardi-Martini Ltd have agreed to renew their existing cost sharing distribution agreement in the United Kingdom through the year 2012. Under the agreement, which was first implemented in August 2002, the two companies share a sales force and logistics operation in bringing their respective portfolios to market in the U.K., while each company maintains full responsibility for the marketing of its own brands. Brown-Forman and Bacardi also work together in such areas as consumer research and social responsibility.

Since the cost sharing agreement was initiated in August 2002, Brown-Forman has enjoyed significant growth, with case volume up in the U.K. by 33%, led by its two largest brands, Jack Daniel's and Southern Comfort. Brown-Forman now sells in excess of 1.2 million cases of spirits in the U.K., with Finlandia Vodka, Woodford Reserve Bourbon, Tuaca Liqueur, and Chambord Liqueur also part of the company's portfolio.

"The combined Bacardi/Brown-Forman Brands operation enables both companies to offer a more comprehensive range of consumer-driven, premium spirits to the trade," stated Paul Varga, chief executive officer of Brown-Forman. "In doing so, we secure economies of scale for the sales force and for physical distribution, and achieve a greater depth of trade coverage and better service to on- and off-premise accounts than either company could provide as a stand-alone entity."

"We are very pleased to renew this cost sharing distribution agreement with Bacardi-Martini Ltd and we look forward to continued excellent teamwork and the successful growth of our brands," said Andrew Wilby, managing director of Brown-Forman's business in the U.K.

Brown-Forman Corporation is a diversified producer and marketer of fine quality consumer products, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Canadian Mist, Fetzer and Bolla Wines, Korbel California Champagnes, and Hartmann Luggage.

Important Note on Forward-Looking Statements:

This report contains statements, estimates, or projections that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "expect," "believe," "intend," "estimate," "will," "anticipate," and "project," and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections. Here is a non-exclusive list of such risks and uncertainties:

 - changes in general economic conditions, particularly in the United States where we earn the majority of our profits;
 - lower consumer confidence or purchasing in the wake of catastrophic events;
 - tax increases, whether at the federal or state level or in major international markets and/or tariff barriers or other restrictions affecting beverage alcohol;
 - limitations and restrictions on distribution of products and alcohol marketing, including advertising and promotion, as a result of stricter governmental policies adopted either in the United States or globally;
 - adverse developments in the class action lawsuits filed against Brown-Forman and other spirits, beer and wine manufacturers alleging that our industry conspired to promote the consumption of alcohol by those under the legal drinking age;
 - a strengthening U.S. dollar against foreign currencies, especially the British Pound, Euro, and Australian Dollar;
 - reduced bar, restaurant, hotel and travel business in wake of terrorist attacks or threats, such as occurred in September 2001 in the U.S. and in July 2005 in London;
 - lower consumer confidence or purchasing associated with rising energy prices;
 - a decline in U.S. spirits consumption as might be indicated by recent published trends suggesting a slight reduction in the growth rate of distilled spirits consumption;
 - longer-term, a change in consumer preferences, social trends or cultural trends that results in the reduced consumption of our premium spirits brands;
 - changes in distribution arrangements in major markets that limit our ability to market or sell our products;
 - increases in the price of energy or raw materials, including grapes, grain, wood, glass, and plastic;
 - excess wine inventories or a further world-wide oversupply of grapes;
 - termination of our rights to distribute and market agency brands included in our portfolio;
 - adverse developments as a result of state investigations of beverage alcohol industry trade practices of suppliers, distributors and retailers.